Exhibit 10.4

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

Section 1. General Purpose of the Plan; Definitions

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and other key persons (including consultants) of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options and Restricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 11.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 11(c)(iii).

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 13.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 11(c)(ii).

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock” is defined in Section 6(a).

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.02 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 11(c)(i).

Section 2. Administration of Plan; Administrator Authority to Select Grantees and Determine Awards

(a) Committee . The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b) Powers of Administrator . The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options and Restricted Stock Awards or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards . The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the price of Restricted Stock and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification . Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

Section 3. Stock Issuable Under the Plan; Mergers; Substitution

(a) Stock Issuable . The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,260,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 60,000 shares shall be issued in the form of Restricted Stock Awards. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no individual grantee may be granted Stock Options to acquire, in the aggregate, more than 100,000 shares of Stock during any 12-month period under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock . Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Restricted Stock Awards, (ii) the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions . In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a

“Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d) Substitute Awards . The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

Section 4. Eligibility

Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Section 5. Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Stock Options Granted to Employees and Key Persons . The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price . The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.

(ii) Option Term . The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability; Rights of a Stockholder . Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise . Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b) Non-transferability of Options . No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

Section 6. Restricted Stock Awards

(a) Nature of Restricted Stock Awards . A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price, if any, as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Restricted Stock Awards granted under the Plan shall be granted for, and in consideration of, past services rendered to the Company or a Subsidiary or other lawful consideration. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder . Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions . Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and/or its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d) Vesting of Restricted Stock . The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 9 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries, and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends . The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 7. Tax Matters

(a) Payment by Grantee . Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock . Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Notice of Election Under Section 83 (b) . Each Restricted Stock grantee making an election under Section 83 (b) of the Code and the rulings and regulations thereunder, will provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service. In the event a

Restricted Stock grantee does not provide to the Company a copy of a valid election under Section 83 (b) of the Code filed with the Internal Revenue Service with respect to a Restricted Stock Award, the Company may presume that no such election was filed and, accordingly, withheld from any payments (including salary and bonuses) otherwise payable to the Restricted Stock grantee in order to comply with any withholding obligation arising upon the termination of any restriction.

Section 8. Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A.

In the event any Stock Option under the Plan is granted with an exercise price of less than 100 percent of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution . Except as provided in Section 8 hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i) Specified Time . A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii) Separation from Service . Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii) Death . The date of death of the 409A Award grantee.

(iv) Disability . The date the 409A Award grantee becomes disabled (within the meaning of Section 8(c)(ii) hereof).

(v) Unforeseeable Emergency . The occurrence of an unforeseeable emergency (within the meaning of Section 8(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi) Change in Control Event . The occurrence of a Change in Control Event (within the meaning of Section 8(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b) No Acceleration . A 409A Award may not be accelerated or exercised prior to the time specified in Section 8(a) hereof, except in the case of one of the following events:

(i) Domestic Relations Order . The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii) Conflicts of Interest . The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii) Change in Control Event . The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions . Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i) ”Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on September 29, 2005 or any subsequent guidance).

(ii) ”Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii) ”Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

Section 9. Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 10. Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of Awards available, materially expand the eligibility to participate, or materially extend the term of the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

Section 11. Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 12. Change of Control Provisions

Upon the occurrence of a Change of Control as defined in this Section 12:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) ”Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Section 13. General Provisions

(a) No Distribution; Compliance with Legal Requirements . The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates . Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Employment Rights . Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions . Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e) Forfeiture of Awards under Sarbanes-Oxley Act . If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(f) Designation of Beneficiary . Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 14. Effective Date of Plan

This Amended and Restated Plan became effective on January 25, 2006, following approval by the holders of a majority of the votes cast at the 2006 Annual Meeting of Stockholders of the Company. No grants of Stock Options or Restricted Stock may be made hereunder after January 25, 2016.

Section 15. Governing Law

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 8, 2001

DATE APPROVED BY STOCKHOLDERS: February 12, 2002

DATE AMENDMENT AND RESTATED APPROVAL BY THE BOARD OF DIRECTORS: December 17, 2003

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: February 11, 2004

DATE 2005 AMENDMENTS APPROVED BY THE BOARD OF DIRECTORS: November 15, 2005

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS: January 25, 2006